                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 19, 2001


                            Union Pacific Corporation
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Utah                   1-6075                      13-2626465
--------------------------------------------------------------------------------
  (STATE OR OTHER         (COMMISSION                 (I.R.S. EMPLOYER
   JURISDICTION OF         FILE NUMBER)              IDENTIFICATION NO.)
    INCORPORATION)


         1416 Dodge Street, Omaha, Nebraska               68179
         ---------------------------------------------------------
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)     (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (402) 271-5777


                                       N/A
-------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events.

         Attached as an Exhibit is the Press Release issued by Union Pacific Corporation on July 19, 2001 announcing Union Pacific Corporation's financial results for the second quarter of 2001, which is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

              99 Press Release dated July 19, 2001 announcing Union Pacific Corporation's financial results for the second quarter of 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 19, 2001


                            UNION PACIFIC CORPORATION


                            By: /s/ James R. Young
                               ----------------------------------
                               James R. Young
                               Executive Vice President - Finance

                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
  99           Press Release dated July 19, 2001 announcing Union Pacific
               Corporation's financial results for the second quarter of 2001.